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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 2, 1998


                     DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-12850                  13-3152648
(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)


                          200 Westlake Blvd. Suite 202
                       Westlake Village, California 93162
                    (Address of Principal Executive Offices)

                                 (805) 381-2700
                         (Registrant's Telephone Number)




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ITEM 5.  OTHER EVENTS

        Reference is made to the press release of Registrant, issued on March 6, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit "1."


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                                  EXHIBIT INDEX

Exhibits                                                                           Page Number
--------                                                                           -----------
1.       Press Release dated March 6, 1998.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 17, 1998                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.



                                  By:  /s/ Ron Wittman
                                     -----------------------------------------
                                       Ronald Wittman
                                       Chief Financial Officer